                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934


Check the appropriate box:

[X]     Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]     Definitive Information Statement


                     INDUSTRIES INTERNATIONAL, INCORPORATED
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box)

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

                  1) Title of each class of securities to which transaction applies:
                  2)  Aggregate  number  of  securities  to  which   transaction
                  applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  4) Proposed maximum aggregate value of transaction:
                  5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1) Amount Previously Paid:
                  2) Form, Schedule or  Registration  Statement  No.:
                  3) Filing Party:
                  4) Date Filed:

                              INFORMATION STATEMENT
                                       OF
                     INDUSTRIES INTERNATIONAL, INCORPORATED
                    4/F. WONDIAL BUILDING, KEJI SOUTH 6 ROAD
                   SHENZHEN HIGH-TECH IND. PARK, SHENNAN ROAD
                                 SHENZHEN, CHINA



         We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

         This  Information  Statement  is  first  being  furnished  on or  about
November 10, 2003 to the holders of record as of the close of business on October 29, 2003 of the common stock of Industries International, Incorporated ("Industries International").

         Industries International's Board of Directors has approved, and a total of 4 stockholders owning 12,234,929 shares of the 23,748,292 shares of common stock outstanding as of October 29, 2003, have consented in writing to the action described below. Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada General Corporation Law and Industries International's By-Laws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Industries International for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.



                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS


GENERAL

         Industries International will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Industries International will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Industries International's common stock.

         Industries International will only deliver one Information Statement to multiple security holders sharing an address unless Industries International has received contrary instructions from one or more of the security holders. Upon written or oral request, Industries International will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

         Industries International, Inc.
         4/F. Wondial Building, Keji South 6 Road
         Shenzhen High-Tech Ind. Park, Shennan Road
         Shenzhen, China
         Attn:  Dr. Kit Tsui
         86-755-2698-3856

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to Industries International's Bylaws and the Nevada General Corporation Act, a vote by the holders of at least a majority of Industries International's outstanding capital stock is required to effect the action described herein. Industries International's Articles of Incorporation does not authorize cumulative voting. As of the record date, Industries International had 23,748,292 voting shares of common stock issued and outstanding of which 11,874,147 shares are required to pass any stockholder resolutions. The consenting stockholders, who consist of 4 current stockholders of Industries International, are collectively the record and beneficial owners of 12,234,929 shares, which represents 51.52% of the issued and outstanding shares of Industries International's common stock. Pursuant to NRS 78.320 of the Nevada General Corporation Act, the consenting stockholders voted in favor of the actions described herein in a joint written consent, dated October 29, 2003, attached hereto as Exhibit A. No consideration was paid for the consent. The consenting stockholders' names, affiliations with Industries International, and their beneficial holdings are as follows:



---------------------------- ------------------------------ ---------------------------- --------------------
           Name                       Affiliation            Shares Beneficially Held        Percentage

---------------------------- ------------------------------ ---------------------------- --------------------
Dr. Kit Tsui                 Chief Executive Officer                10,259,929                 43.20%
---------------------------- ------------------------------ ---------------------------- --------------------

Eryan Ting                                                            625,000                   2.63%
---------------------------- ------------------------------ ---------------------------- --------------------

Zuhong Xu                                                             700,000                   2.95%
---------------------------- ------------------------------ ---------------------------- --------------------

Zujin Xu                                                              650,000                   2.74%
---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

---------------------------- ------------------------------ ---------------------------- --------------------

Total                                                               12,234,929                 51.52%
---------------------------- ------------------------------ ---------------------------- --------------------


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None


PROPOSALS BY SECURITY HOLDERS

None


DISSENTERS' RIGH OF APPRAISAL

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 29, 2003, certain information regarding the ownership of Industries International's capital stock by each director and executive officer of Industries International, each person who is known to Industries International to be a beneficial owner of more than 5% of any class of Industries International's voting stock, and by all officers and directors of Industries International as a group. Unless otherwise indicated below, to Industries International's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of October 29, 2003 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 25,010,792 shares issued and outstanding on a fully diluted basis, as of October 29, 2003.


-------------------------- ----------------------------- -------------------------- -------------------------
                                 Name and Address            Amount and Nature              Percent
        Title of                        Of                Of Beneficial Ownership              Of
          Class               Beneficial Owners (1)                                        Class (2)
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Kit Tsui (3)                         10,259,929                   41.02%
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Weijiang Yu (4)                        50,000                     0.20%
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Guoqiong Yu (5)                        13,000                     0.05%
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock & Options     Zhiyong Xu (6)                         537,500                    2.15%
-------------------------- ----------------------------- -------------------------- -------------------------
Common Stock               Xiaochen Li (7)                        117,974                    0.47%
-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------
                           All officers and directors
                           as a group (5 persons)               10,978,403                   43.89%
-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

-------------------------- ----------------------------- -------------------------- -------------------------

----------------
(1) Unless otherwise noted, the address for each of the named beneficial owners is Industries International, Inc. 4/F. Wondial Building, Keji South 6 Road Shenzhen High-Tech Ind. Park, Shennan Road Shenzhen, China.

(2) The number of outstanding shares of common stock of the Company is based upon 25,010,790 (23,748,292 shares of common stock of the Company and options and warrants to purchase 1,262,500 shares of common stock of the Company).

(3) Kit Tsui is the Chief Executive Officer and Chairman of the Board of the Company.

(4) Weijian Yu is the President, Chief Operating Officer and Director of the Company.

(5) Guoqiong Yu is the Chief Financial Officer of the Company.

(6) Zhiyong Xu is a director of the Company. 37,500 shares of common stock of the Company and options to purchase 500,000 shares of common stock of the Company.

(7) Xiaochen Li is a director of the Company. CHANGE IN CONTROL

         To the knowledge of management, there are no present arrangements or pledges of securities of the Company which may result in a change in control of the Company.


NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

         The following action was taken based upon the unanimous recommendation of Industries International's Board of Directors (the "Board") and the written consent of the consenting stockholders:


                                    ACTION 1
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                   TO INCREASE THE AUTHORIZED PREFERRED STOCK

         The Board and the consenting stockholders unanimously adopted and approved an amendment to Industries International's Articles of Incorporation to increase the number of shares of authorized preferred stock from 2,500,000 to 15,000,000. The par value of each such preferred stock shall be $0.01 per share. Such amendment is referred to as the "Authorized Shares Amendment." The text of the Authorized Shares Amendment is attached hereto as Exhibit A.

         Currently, Industries International has 2,500,000 shares of preferred stock authorized, of which 0 shares are issued and outstanding as of the record date.

         The Authorized Shares Amendment will be implemented by filing the Certificate of Amendment of Articles of Incorporation with the Secretary of State of Nevada, a form of which is attached hereto as Exhibit B (the "Certificate of Amendment"). Under federal securities laws, Industries International cannot file the Certificate of Amendment until at least 20 days after the mailing of this Information Statement. Once Industries International files the Certificate of Amendment, Industries International will have 15,000,000 shares of authorized but unissued preferred stock available for issuance.

         The Board believes that it is advisable and in the best interests of Industries International to have available additional authorized but unissued shares of preferred stock in an amount adequate to provide for Industries International's future needs. The unissued shares of preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. The Board would be able to authorize the issuance of shares for these transactions without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If, in a particular transaction, stockholder approval were required by law or any stock exchanges or markets or were otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval notwithstanding that Industries International may have the requisite number of voting shares to consummate the transaction. Industries International has no present commitments for the issuance or use of the proposed additional shares of preferred stock. However, the Board believes that if an increase in the authorized number of shares of preferred stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of Industries International's stockholders at that time could significantly impair its ability to meet financing requirements or other objectives.

         The   Authorized   Shares   Amendment  is  not  intended  to  have  any
anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments or the Articles of Incorporation or the Bylaws of Industries International in effect on the date of this Information Statement. However, Industries International stockholders should note that the availability of additional authorized and unissued shares of preferred stock could make any attempt to gain control of Industries International or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove management. Industries

International  is not aware of any  proposed  attempt  to take  over  Industries
International or of any attempt to acquire a large block of Industries International's stock. Industries International has no present intention to use the increased authorized preferred stock for anti-takeover purposes.

                                    EXHIBIT A

                           AUTHORIZED SHARE AMENDMENT

                              JOINT WRITTEN CONSENT
                                     OF THE
                               BOARD OF DIRECTORS
                                       AND
                              MAJORITY STOCKHOLDERS
                                       OF
                      INDUSTRIES INTERNATIONAL INCORPORATED
                              a Nevada Corporation



         The undersigned, being all of the members of the Board of Directors and the holder of at least a majority of the outstanding capital stock of Industries International, Inc., a Nevada corporation (the "Corporation"), acting pursuant to the authority granted by Sections 78.385, 78.207, 78.209, 78.315 and 78.320 of the Nevada General Corporation Law, and the By-Laws of the Corporation, do hereby adopt the following resolutions by written consent as of October 29, 2003:

                     AMENDMENT TO ARTICLES OF INCORPORATION
               (INCREASE IN AUTHORIZED SHARES OF PREFERRED STOCK)

         WHEREAS, it is proposed that the Corporation amend its Articles of Incorporation, substantially in the form of Exhibit A attached hereto (the "Certificate of Amendment") to increase the number of authorized shares of its preferred stock from 2,500,000 to 15,000,000 so that unissued shares of preferred stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.

         NOW, THEREFORE, BE IT RESOLVED, that the Articles of Incorporation of the Corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

         "This Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 140,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 125,000,000, par value $0.01 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 15,000,000, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

         The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law."

         RESOLVED FURTHER, that the Certificate of Amendment be, and hereby is, approved and adopted in all material respects;

         RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the "Schedule 14C") informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

         RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

         RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as any such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

         RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.



                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

         This Joint Written Consent shall be added to the corporate records of this Corporation and made a part thereof, and the resolutions set forth above shall have the same force and effect as if adopted at a meeting duly noticed and held by the Board of Directors and the stockholders of this Corporation. This Joint Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Joint Written Consent.


                                        DIRECTORS:


                                                 /s/ Dr. Kit Tsui
                                        ------------------------------------
                                        Dr. Kit Tsui


                                                 /s/ Weijiang Yu
                                        ------------------------------------
                                        Weijiang Yu


                                                 /s/ Zhiyong Xu
                                        ------------------------------------
                                        Zhiyong Xu


                                        STOCKHOLDERS:


                                        /s/ Dr. Kit Tsui
                                        ------------------------------------
                                        Dr.    Kit    Tsui
                                        Shares: 10,259,929
                                        shares       Date:
                                        October 31, 2003


                                                 /s/ Eryan Ting
                                        ------------------------------------
                                        Eryan Ting
                                        Shares:  625,000 shares
                                        Date:  October 31, 2003

                                                 /s/ Zuhong Xu
                                        ------------------------------------
                                        Zuhong Xu
                                        Shares:  700,000 shares
                                        Date:  October 31, 2003


                                                 /s/ Zujin Xu
                                        ------------------------------------
                                        Zujin Xu
                                        Shares:  650,000 shares
                                        Date:  October 31, 2003

                                    Exhibit B

                            CERTIFICATE OF AMENDMENT

                                 STATE of NEVADA
                             CERTIFICATE PURSUANT TO
                                SECTION 78.209 of
                       THE NEVADA GENERAL CORPORATION LAW


INDUSTRIES INTERNATIONAL INCORPORATED, a corporation organized under and by virtue of the Nevada General Corporation Law (the "Corporation"), pursuant to Sections 78.385, 78.207, 78.209, 78.320 AND 78.315 of the Nevada General
Corporation Law,

         DOES HEREBY CERTIFY:

         FIRST: On October 29, 2003, the Board of Directors and a majority of the stockholders of this Corporation, acting by written consent in accordance with Sections 78.207, 78.209, 78.320 and 78.315 of the Nevada General Corporation Law, duly adopted resolutions whereby the Articles of Incorporation be amended to increase the authorized number of shares of Preferred Stock (the "Preferred Stock Increase").

         SECOND: Prior to the Preferred Stock Increase, the total current number of shares that the Corporation is authorized to issue is 127,500,000. The total number of shares of common stock that the Corporation is authorized to issue is 125,000,000, par value $0.01 per share. The total number of shares of preferred stock that the Corporation is authorized to issue is 2,500,000, par value $0.01 per share.

         THIRD: Upon effectiveness of the Preferred Stock Increase, the total current number of shares that the Corporation is authorized to issue is 140,000,000. The total number of shares of common stock that the Corporation is authorized to issue after the Preferred Stock Increase is 125,000,000, par value $0.01 per share. The total number of shares of preferred stock that the Corporation is authorized to issue after the Preferred Stock Increase is 15,000,000, par value $0.01 per share.

         FOURTH: Stockholder approval for this Preferred Stock Increase was obtained by written consent in accordance with Section 78.320 of the Nevada General Corporation Law.

         FIFTH: The change in the number of shares of the Corporation's preferred stock that the Corporation is authorized to issue shall become effective upon filing of this Certificate of Amendment with the Secretary of State of the State of Nevada.

         SIXTH: Pursuant to Section 78.207 and in furtherance of the Preferred Stock Increase, the Corporation amends Article FOURTH of its Articles of Incorporation and is restated in its entirety as follows:

         "This Corporation is authorized to issue two classes of stock to be designated, respectively, preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of capital stock that the Corporation is authorized to issue is 140,000,000. The total number of shares of Common Stock the Corporation shall have the authority to issue is 125,000,000, par value $0.01 per share. The total number of shares of Preferred Stock that the Corporation shall have the authority to issue is 15,000,000, par value $0.01 per share. The Corporation's capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.

         The Board of Directors of the Corporation is expressly authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide for the issuance of the shares of Preferred Stock from time to time in one or more series, and by filing a certificate pursuant to the Nevada General Corporation Law, to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares as may be permitted by the Nevada General Corporation Law."

         IN WITNESS WHEREOF, the undersigned Corporation has caused this Certificate of Amendment of Articles of Incorporation to be signed by a duly authorized officer this 29th day of October, 2003.

                                INDUSTRIES INTERNATIONAL
                                INCORPORATED


                                /s/ Dr. Kit Tsui
                                ----------------------------------
                                By: Dr. Kit Tsui
                                Its: Chief Executive Officer